Fees Summary	Jan. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,093,891.00
Previously Paid Amount	0.00
Total Fee Amount	2,913.07
Total Offset Amount	0.00
Net Fee	$ 2,913.07